INCOME TAXES (Significant Components of Deferred Tax Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Net operating loss carry-forwards	$ 3,929	$ 4,363
AMT credit carryforward	418	418
Temporary differences relating to reserve and allowances	8,493	9,658
Intangible assets	(5,760)	(6,715)
Total net deferred tax asset before valuation allowance	7,080	7,724
Valuation Allowance	(5,154)	(5,165)
Deferred tax asset, net	$ 1,926	$ 2,559